                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   Lincoln National International Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                 P. O. BOX 1110
                           1300 SOUTH CLINTON STREET
                           FORT WAYNE, INDIANA 46801
                           TELEPHONE: (219) 455-2000

               -------------------------------------------------

                                OCTOBER 4, 1996

Dear Multi Fund Contractowner:

Our records show that on September 16, 1996, you had directed some of your purchase payment money to Lincoln National International Fund, Inc. (Fund). This means that we need your vote on an important matter which has come up in that Fund:

  As of August 29, 1996, Clay Finlay Inc., the Sub-Advisor to the Fund, changed ownership. The senior management of Clay Finlay Inc., which had owned all of its shares, sold them to United Asset Management Corporation, of Boston, Massachusetts. By law this change of control terminated the Sub-advisory Agreement with the Fund, and the shareholder of the Fund needs to approve a new agreement.

That's where you come in. Even though The Lincoln National Life Insurance Company ("Lincoln Life") is legally the shareholder of the Fund, it holds the Fund's shares for the benefit of contractowners like you who have allocated money to the Fund. In a case like this, the securities laws require Lincoln Life to solicit your vote about whether to approve a continued relationship with Clay Finlay Inc. now that it is no longer owned by the same people.

As stated in the Prospectus you received in connection with the purchase of your Contract, the purchase payments you make under your Lincoln Life Contract are allocated as follows: 1) purchase payments under an individual variable annuity contract are allocated to Lincoln National Variable Annuity Account C ("Account C"). Account C is a segregated investment account of Lincoln Life; or
2) purchase payments under an individual flexible premium variable life insurance policy are allocated in whole or in part, as applicable, to Lincoln National Flexible Premium Variable Life Account K, which is also a segregated investment account of Lincoln Life. As directed by you, the Contractowner, the assets of Accounts C and K are invested by Lincoln Life, as applicable, in shares of one or more underlying mutual funds ("Fund" or "Funds"). However, for this particular matter we are soliciting only those Contractowners in Accounts C and K who have money allocated to Lincoln National International Fund, Inc.

A Special Meeting of the Shareholder of the Fund will be held at the office of the Fund's investment adviser, Lincoln Investment Management, Inc. ("Lincoln Investment"). The meeting will be held at 200 East Berry Street, Room 4R-1, Fort Wayne, Indiana, on October 30, 1996, at 10:30, a.m. local time. The attached Statement Regarding the Special Meeting of the Shareholder of Lincoln National International Fund, Inc. ("Statement") describes in detail the proposed action for the meeting. Each person who is entitled to receive this initial Statement with accompanying materials is invited to attend the meeting and instruct Lincoln Life how to vote.

Should you decide not to attend the meeting, Lincoln Life now solicits your proxy, showing your instructions on how you would like Lincoln Life to vote the shares in this Special Meeting of the Fund. Therefore, Contractowners who do not expect to attend the meeting are requested to fill in, sign, date, and return the enclosed proxy instruction form. Please use the self-addressed, postage-paid envelope provided. The shares of the Fund will be voted in accordance with the directions you have given on the instruction form provided.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY



/s/ Reed P. Miller

Reed P. Miller
Vice President

                   LINCOLN NATIONAL INTERNATIONAL FUND, INC.
                           1300 SOUTH CLINTON STREET
                           FORT WAYNE, INDIANA 46802

               -------------------------------------------------

                                PROXY STATEMENT

To the Shareholders of Lincoln National International Fund, Inc., for a Special Meeting to be held October 30, 1996.

This Proxy Statement is furnished by Lincoln National International Fund, Inc. (the "Fund") to its shareholders on behalf of the Fund's Board of Directors in connection with the Fund's solicitation of the accompanying proxy, to be voted at a Special Meeting of Shareholders (the "Meeting") to be held on October 30, 1996, at 10:30 a.m., local time, at the offices of Lincoln Investment Management, Inc., 200 East Berry Street, Room 4R-1, Fort Wayne, Indiana, 46802, for the purposes set forth below and in the accompanying Note of Special Meeting. The approximate mailing date of this Proxy Statement is October 7, 1996. At the Meeting the shareholders will be asked:

  (1) To approve or disapprove a new investment subadvisory agreement between Lincoln Investment Management, Inc. (the "Adviser") and Clay Finlay Inc. ("CF Inc.") pursuant to which CF Inc. will continue to act as subadviser with respect to the assets of the Fund, effective upon CF Inc. becoming a wholly-owned subsidiary of United Asset Management Corporation ("UAM"); and

  (2) To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Fund is a diversified, open-end management investment company and a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of The Lincoln National Life Insurance Company ("Lincoln Life"). In accordance with current law, the Fund anticipates that Lincoln Life will request voting instructions from Contractowners and will vote shares in proportion to the voting instructions received. Fund shares as to which no timely voting instructions are received will be voted by Lincoln Life in the same proportion as the voting instructions which are received. Voting instructions to abstain on any item will be applied on a pro rata basis to reduce the votes eligible to be cast.

A Contractowner may revoke the accompanying proxy at any time prior to its use by filing with the Secretary of the Fund a written revocation or duly executed proxy bearing a later date. The proxy will not be voted if the shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting alone will not serve to revoke the proxy.

The Fund requests that broker-dealer firms, custodians, nominees and fiduciaries, as applicable, forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons as of September 16, 1996. CF Inc. or UAM may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Fund, without additional compensation, may solicit proxies in person or by telephone. The cost associated with such solicitation and the Meeting will be borne by CF Inc. or UAM and not by the Fund.

Contractowners of the Fund at the close of business on September 16, 1996, will be entitled to be present and vote at the Meeting. As of that date, there were 30,237,228 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $427,756,920. Each share is entitled to one vote.

To the knowledge of the Fund's management, as of September 16, 1996, no current director of the Fund owns 1% or more of the outstanding shares of the Fund. To the knowledge of the Fund's management, as of September 16, 1996, the officers and directors of the Fund own, as a group, less than 1% of the shares of the Fund.

To the knowledge of the fund's management, as of September 16, 1996, no person owns beneficially more than 5% of the outstanding shares of the Fund.

The Fund's investment adviser is Lincoln Investment Management, Inc., located at 200 East Berry Street, Fort Wayne, Indiana 46802. The Fund's principal underwriter is The Lincoln National Life Insurance Company.

THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE IN EACH CASE AS DIRECTED IN THE PROXY, BUT IN THE ABSENCE OF SUCH DIRECTION, THEY INTEND TO VOTE FOR THE PROPOSAL AND MAY VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS NOT NOW KNOWN TO THE BOARD OF DIRECTORS THAT MAY BE REPRESENTED AT THE MEETING.

                     APPROVAL OR DISAPPROVAL OF INVESTMENT
                         SUBADVISORY AGREEMENT BETWEEN
                         THE ADVISER AND THE SUBADVISER

BACKGROUND

General. The Meeting has been called for the purpose of considering a new subadvisory agreement for the Fund as a result of a transaction (the "GS&L Merger Transaction") whereby CF Inc., the current investment subadviser of the Fund became a wholly-owned subsidiary of UAM by means of a statutory merger between CF Inc. and CF Newco, Inc. ("CF Newco", CF Inc. and CF Newco being sometimes collectively referred to herein as the "Subadviser"). CF Inc. now a wholly-owned subsidiary of UAM, as the survivor in the merger, will carry on the business of CF Inc. under its current name and with its current management. The GS&L Merger Transaction represents a change in control of CF Inc. and, as such, effects a termination of the existing subadvisory agreement. Accordingly, shareholders are being asked to approve a new subadvisory agreement (the "New Subadvisory Agreement") embodying exactly the same terms and fees with the Subadviser under its new ownership. The Fund's Board of Directors has approved the New Subadvisory Agreement, subject to approval by the shareholders of the Fund, to become effective as of August 29, 1996, the date of the consummation of the GS&L Merger Transaction.

EXISTING SUBADVISORY AGREEMENT

CF Inc. currently serves as a subadviser for the Fund under an investment advisory agreement (the "Existing Subadvisory Agreement") dated November 19, 1990. The existing Subadvisory Agreement provides for its automatic termination in the event of a legal assignment or change in ownership of the Subadviser. The shareholder of the Fund last renewed the Existing Subadvisory Agreement on August 13, 1996, (for the "interim" period through August 29, 1996).

On August 13, 1996, the Board of Directors, including a majority of the "non-interested" Directors, also approved continuation of the terms of the Existing Subadvisory Agreement to be embodied in the New Subadvisory Agreement. Under the Existing Subadvisory Agreement, CF Inc. is entitled to receive from the Adviser fees at the annual rate of 0.665% of the first $50 million of average net assets of the Fund, 0.475% of the next $50 million of average net assets and 0.250% of the average net assets above $100 million calculated in accordance with the procedures set forth in the Fund's Prospectus. The fee will be computed daily and will be paid to the Subadviser quarterly, in arrears. In 1995 CF Inc. was paid $1,146,153.36 in subadvisory fees.

NEW SUBADVISORY AGREEMENT

Therefore, except for different effective and termination dates, the terms of the New Subadvisory Agreement are identical in all respects to the terms of the existing Subadvisory Agreement. The proposed New Subadvisory Agreement is attached to this Proxy Statement as Exhibit A. The description of the New Subadvisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

Under the New Subadvisory Agreement, the subadviser will provide certain investment advisory services to the Fund, including deciding what securities will be purchased and sold by the Fund, deciding when such purchases and sales are to be made, and arranging for such purchases and sales. All of this will be in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and any rules thereunder, the governing documents of the Fund, the fundamental policies of the Fund, as reflected in its registration statement, and any policies and determinations of the Board of Directors.

As compensation for its services to the Fund under the New Subadvisory Agreement, the Subadviser will be entitled to receive from the Adviser fees calculated at the same rate as those charged under the Existing Subadvisory Agreement described above. The New Subadvisory Agreement will continue in effect for two years from its effective date (i.e., two years from August 29, 1996) and continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote cast in person at a meeting called for that purpose, of the Fund's Board of Directors, or (2) a vote of the holders of a majority (as defined in the Investment Company Act and the rules thereunder) of the outstanding voting securities of the Fund, and (3) in either event by a majority of the Directors who are not parties to the New Subadvisory Agreement or interested persons of the Fund or of any such party. The New Subadvisory Agreement provides that it may be terminated upon not more than 60 days' written notice, without penalty, by the Fund, provided that such termination by the Fund shall be directed or approved by a vote of the Board of Directors, or by a vote of the holders of a majority of the shares of the Fund. The New Subadvisory Agreement may be terminated at any time by the Adviser or the Subadviser, without penalty, upon not less than 90 days' written notice.

The New Subadvisory Agreement provides that the Subadviser shall not be liable for any mistake of judgment or for any loss suffered by the Fund, except for any loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Subadviser of its duties under the New Subadvisory Agreement ("Disabling Conduct").

THE MERGER AGREEMENT

UAM, CF Newco, CF Inc. and the principal stockholders of CF Inc./1/ (the "Principals") have entered into a merger agreement (the "Merger Agreement") pursuant to which the Subadviser became a wholly-owned subsidiary of UAM. In addition, the Merger Agreement also requires that certain key personnel of the Subadviser enter into employment agreements with the Subadviser, and they have done so. This assures that the Subadviser will continue to operate with its same investment personnel and officers. The same persons who were responsible for the investment policies of the Subadviser prior to the Merger continue to direct the investment policies of the Subadviser following the merger. No changes in the Subadviser's method of operation, or the location where it conducts its business, are contemplated.

The Merger Agreement provides that CF Inc. will merge with CF Newco, a wholly-owned subsidiary of UAM. Each holder of CF Inc. stock received a number of shares of UAM's common stock based upon a ratio set forth in the Merger Agreement..

UAM, CF Inc. and certain of the Principals have also entered into an agreement allowing such stockholders to participate in CF Inc.'s growth in a substantial manner, make operating decisions within the limits of CF Inc.'s share of revenues and continue to have authority over the investment management process.

--------
/1/Such stockholders and their respective positions with CF Inc. are as follows:
   John P. Clay, President and Co-Chairman of the Board, D. Francis Finlay, Chief Executive Officer and Co-Chairman of the Board, Gregory M. Jones, Senior Portfolio Manager and Robert C. Schletter, Senior Portfolio Manager.

Under the terms of Section 15(a) of the Investment Company Act, the Existing Subadvisory Agreement terminated automatically on August 29, 1996, when the Merger Transaction occurred. Without a specific exemption from the Commission, that would leave the Fund without the services of CF Inc. during the interim period from August 29, 1996, through the date of this Shareholder's meeting-- set for October 30, 1996.

To ensure that the automatic termination of the Previous Agreement would not disrupt the sub-advisory services provided to the Portfolio, on August 22, 1996 the Fund, Lincoln Investment and CF Inc. filed an application with the Securities and Exchange Commission ("SEC") seeking an exemptive order (the "Order") permitting CF Inc. to continue to act as sub-adviser to the Portfolio under the New Agreement after the termination of the previous Agreement until approval of the New Agreement by shareholders of the Portfolio at a meeting to be held within 120 days after August 29, 1996 (the "Interim Period"). As a condition to the requested Order, during the Interim Period all subadvisory fees payable under the New Agreement are being held in escrow. Such escrowed fees will be received by CF Inc. only if the New Agreement is ratified and approved by shareholders of the Portfolio. The Order was issued on October 1, 1996.

Meanwhile, fees for CF Inc.'s services are being held in an interest-bearing escrow account during the transition, and will be paid over to CF Inc. as soon as Shareholder approval of the New Subadvisory Agreement is obtained.

If a New Subadvisory Agreement is not approved by the Fund's shareholder, the Directors will promptly seek to enter into a new subadvisory arrangement for the Fund, subject to approval by the Fund's shareholder.

During fiscal year 1995, the Fund paid the Adviser $2,770,197 in advisory fees and the Adviser paid CF Inc. $1,136,583 in subadvisory fees.

INFORMATION ON THE SUBADVISER AND UAM

CF Inc., a New York corporation with offices at 200 Park Avenue, New York, New York 10166, is owned by UAM. CF Inc. is registered under the Investment Advisers Act. The New Subadvisory Agreement was approved by the Board of Directors of the Fund, including a majority of the non-interested Directors/2/, at a meeting held for such purpose on August 13, 1996, and is now being submitted for approval by the shareholder of the Fund.

The Subadviser's principal executive officer and directors are shown below. The address of each, as it relates to his duties at the Subadviser, is the same as that of the Subadviser.

       NAME AND POSITION WITH CF INC.             PRINCIPAL OCCUPATION
     --------------------------------------------------------------------------
      D. Francis Finlay                  Chief Executive Officer
       Chief Executive Officer and        Co-Chairman of the Board of
       Co-Chairman of the Board           the Subadviser
      John P. Clay                       President and Co-Chairman of the
       President and Co-Chairman of the   Board of the Subadviser
       Board
      Frances R. Dakers                  Principal and Senior Portfolio Manager
       Director                           of the Subadviser
      Robert C. Schletter                Principal and Senior Portfolio Manager
       Director                           of the Subadviser

--------
/2/Non-interested directors are those directors who are not parties to the New
  Subadvisory Agreement, or interested persons of such parties (such as an officer or employee of the Fund or Adviser).

Upon completion of the GS&L Merger Transaction, the Subadviser became a wholly-owned subsidiary of United Asset Management Corporation, a company listed on the New York Stock Exchange which is principally engaged, through affiliated firms in the United States and abroad, in providing institutional investment management services and acquiring institutional investment management firms like CF Inc. As of June 1996, the UAM-affiliated firms had collectively more than $148 billion of assets under management. UAM's corporate headquarters is located at One International Place, Boston, Massachusetts 02110.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDER OF THE FUND APPROVE THE NEW SUBADVISORY AGREEMENT AND THAT CF INC. CONTINUE TO ACT AS SUBADVISER.

CF Inc. also serves as a subadviser for the ARCH International Equity Portfolio of the ARCH Fund(R), Inc. ("Arch"). As of December 31, 1995 Arch had net assets of $41,439,983. CF Inc. receives, as compensation for its services, fees at an annual rate of 0.75% of average daily net assets of Arch. CF Inc. currently does not have any arrangement with Arch to waive any portion of such fees.

DIRECTORS' CONSIDERATION

The Board of Directors believes that the terms of the New Subadvisory Agreement are fair to, and in the best interest of, the Fund and its Contractowners. The Board of Directors, including all non-interested Directors, recommends approval by the Contractowners of the New Subadvisory Agreement between CF Inc. and Lincoln Investment Management, Inc.

Prior to the meeting the Directors received materials concerning the change of ownership, the terms of the new subadvisory agreement, the proposed escrow account and the proposal to continue CFI's services pending approval of contractowners. The Directors noted with satisfaction that the investment philosophy of the former CFI will be continued by the new CFI, and that key personnel--John Clay, Francis Finlay and Frances Dakers, experts at international investing, had been advising the fund since its inception and would remain with CFI under the new management. Fund management represented that the subadvisory fee, which was to remain the same as before the merger, was reasonable and within the range of industry practice. The Board also noted that CFI had managed the Fund's investments since the Fund's inception in mid-1991, and that the net asset value of the Fund had increased 34% from its inception through year-end 1995, despite the uncertainties inherent in investing overseas.

Counsel for CFI and its parent, United Asset Management, has informed Fund Management that CFI or UAM will reimburse the Fund for expenses which the Fund incurs in connection with this solicitation. The board was also advised by Fund counsel that the terms of the new subadvisory agreement would be identical to those of the prior agreement in all material respects, except for a change to the inception and termination dates. Finally, the Board took note of the fact that United Asset Management was founded in 1980; that it is presently a large, well-respected asset management organization; and that as of year-end 1995 it had approximately $160 billion in assets under management.

The Subadviser has advised the Board of Directors that it expects that there will be no diminution in the scope and quality of advisory services provided to the Fund as a result of the Proposed Transaction. Accordingly, the Board of Directors believes that the Fund should receive investment advisory services under the New Subadvisory Agreement equal or superior to those they currently receive under the Existing Subadvisory Agreement, at the same fee levels.

RECOMMENDATION AND REQUIRED VOTE

At the Meeting, the Shareholder of the Fund will vote on the proposed New Subadvisory Agreement. The Board of Directors recommends that you instruct the Shareholder to approve the New Subadvisory Agreement.

The Agreement will be approved upon the affirmative vote of a majority of the outstanding voting securities of the Fund "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of such outstanding shares are represented, or
(ii) more than 50% of such outstanding shares.

                              GENERAL INFORMATION

MISCELLANEOUS

Currently no commissions are paid to brokers affiliated with the Fund.

OTHER MATTERS TO COME BEFORE THE MEETING

The Fund's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the shareholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

This Meeting is a Special Meeting of the shareholder. The Fund is not required to nor does it intend to, hold regular annual meetings of its shareholder. If such a meeting is called, any contractowner who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Fund.

REPORTS TO SHAREHOLDERS

The Fund will furnish, without charge, a copy of the most recent Annual Report to Contractholders of the Fund, and the most recent Semi-annual Report succeeding such Annual Report, if any, on request. Requests for such reports should be directed to Eric Jones, Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801; or telephone 1-800-348-1212, Ext. 6536.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                          /s/ Reed P. Miller

                                          Reed P. Miller
                                          Vice President

October 4, 1996
Fort Wayne, Indiana

                                  EXHIBIT LIST

EXHIBIT A--Form of New Subadvisory Agreement

                         FORM OF SUB-ADVISORY AGREEMENT

Sub-Advisory Agreement executed as of August 29, 1996, between LINCOLN INVESTMENT MANAGEMENT, INC., an Illinois corporation (the "Adviser"), and CLAY FINLAY, INC., a New York corporation (the "Sub-Adviser").

Witnesseth:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a) Subject always to the control of the Directors of Lincoln National International Fund, Inc. (the "Fund"), a Maryland corporation, which is an eligible investment fund for Lincoln National Variable Annuity Account C and one or more other separate accounts of The Lincoln National Life Insurance Company (the "Separate Accounts"), the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. In the performance of its duties, the Sub-Adviser will comply with the provisions of the organizational documents and Bylaws of the Fund and the stated investment objective, policies and restrictions of the Fund, and will use its best efforts to safeguard and promote the welfare of the Fund, and to comply with other policies which the Directors or the Adviser, as the case may be, may from time to time determine. The Sub- Adviser shall make its officers and employees available to the Adviser from time to time at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser regarding the investment affairs of the Fund.

(b) The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share and shareholder accounting services).

(c) In the selection of brokers and dealers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Directors of the Fund may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

(d) The Sub-Adviser shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Sub-Adviser pursuant to this Section 1 other than as provided in Section 3.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Directors, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser; and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Fund or one or more Separate Accounts, or any other investment vehicle for which the Fund is an eligible investment fund.

3. COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered and for the expenses borne by the Sub-Adviser pursuant to
Section 1, a fee, computed and paid at the annual rate of 0.665 of 1% of the first $50 million of average net assets of the Fund, 0.475 of 1% of the next $50 million of average net assets, and 0.250 of 1% of any excess over $100 million. Such fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser. Such fee shall be payable for each month within 10 business days after the end of such month.

If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4. ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason; and this Agreement shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not interested persons of the Fund or of the Adviser or of the Sub-Adviser.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

  (a) The Fund may at any time terminate this Agreement by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Sub-Adviser; or

  (b) If (i) the Directors of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund and (ii) a majority of the Directors who are not interested persons of the Fund or of the Adviser or of the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder; or

  (c) The Adviser may at any time terminate this Agreement by not less than ninety days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser, and the Sub-Adviser may at any time terminate this Agreement by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser.

Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Directors, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6. CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events:

  (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

  (b) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund;

  (c) the ownership of more than 51% of the common stock of the Sub-Adviser issued and outstanding as of the effective date of this Agreement will be transferred; and

  (d) the Chairman of the Board of Directors or the President of the Sub-Adviser, or any of the Sub-Adviser's portfolio managers for the Fund shall have changed.

7. CERTAIN DEFINITIONS.

For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

8. NONLIABILITY OF SUB-ADVISER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, the rendering of services hereunder.

Sub-Adviser agrees to indemnify the Adviser, the Separate Accounts and the Depositor of the Separate Accounts for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including legal and other expenses) to which the Adviser, the Separate Accounts or the Depositor of the Separate Accounts may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements arise as a result of any failure by the Sub-Adviser, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of the Fund, pursuant to the requirements of Section 817(h) of the Code, and the regulations issued thereunder (including, but not by way of limitation, Reg. Sec. 1.817-5, March 2, 1989, 54 F.R. 8730), relating to the diversification requirements for variable annuity, endowment, and life insurance contracts.

IN WITNESS WHEREOF, LINCOLN INVESTMENT MANAGEMENT, INC. and CLAY FINLAY, INC. have each caused this Instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                          Lincoln Investment Management, Inc.

                                          By: _________________________________
                                            Printed Name:
                                            Title:

                                          Clay Finlay Inc.

                                          By: _________________________________
                                            Printed Name:
                                            Title:

Accepted and agreed to as of the
day and year first above written:

Lincoln National International Fund, Inc.

By: _________________________________
  Printed Name:
  Title:

[LINCOLN LOGO]
1300 S. Clinton St.
Fort Wayne, IN  46802


                   CONTRACT NUMBER:         NUMBER OF VOTES:

                   INTERNATIONAL FUND, INC.


THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to the Company's flexible premium variable life insurance policy which I own, at the Special Meeting of the Stockholder of Lincoln National International Fund, Inc. or any adjournment thereof:

                                                ENTER YOUR VOTE ONLY WITHIN THE
                                                BRACKETS BELOW

1.  To approve the new Investment Sub-advisory           APPROVE:  [   ]
    Agreement effective August 29, 1996, between      DISAPPROVE:  [   ]
    Clay Finlay Inc. ("CFI") and Lincoln Investment ABSTAIN: [ ] Management, Inc., and to approve the interim escrow arrangement for CFI's fees as explained in the Proxy Statement.

2.  To transact such other business as may properly come before the meeting.

Upon proper execution of this form, the votes indicated above will be cast in the manner directed herein by the undersigned Contractowner, and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED ABOVE. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received from all other Contractowners participating in the same fund. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains.

I acknowledge receipt of the Notice of Annual Meeting of the Shareholders and accompanying Statement dated October 4, 1996.


Signature                              Dated


IF YOU HAVE QUESTIONS CONCERNING THIS PROXY, PLEASE CALL 1-800-348-1212.

[LINCOLN LIFE LOGO]

1300 South Clinton
Fort Wayne, IN  46802



                                       CONTRACT NUMBER:       NUMBER OF VOTES:

                                       INTERNATIONAL FUND, INC.


THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to the Company's variable annuity contract which I own, at the Special Meeting of the Stockholder of Lincoln National International Fund, Inc. or any adjournment thereof:

                                                ENTER YOUR VOTE ONLY WITHIN THE
                                                BRACKETS BELOW
                                                -------------------------------

1.   To approve the new Investment Sub-advisory          APPROVE:   [   ]
     Agreement effective August 29, 1996, between     DISAPPROVE:   [   ]
     Clay Finlay Inc. ("CFI") and Lincoln Investment ABSTAIN: [ ] Management, Inc., and to approve the interim escrow arrangement for CFI's fees as explained in the Proxy Statement.

2.   To transact such other business as may properly come before the meeting.

Upon proper execution of this form, the votes indicated above will be cast in the manner directed herein by the undersigned Contractowner, and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED ABOVE. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received from all other Contractowners participating in the same fund. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains.

I acknowledge receipt of the Notice of Annual Meeting of the Shareholders and accompanying Statement dated October 4, 1996.


Signature ---------------------------  Dated -----------------------------------




IF YOU HAVE QUESTIONS CONCERNING THIS PROXY, PLEASE CALL 1-800-348-1212.



Lincoln National Life Insurance Co. is a part of Lincoln National Corp.